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                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into as of February 27, 1997, by and between SILICON VALLEY BANK, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Central Plaza, 11300 Rockville Pike, Suite 701, Rockville, Maryland 20852, doing business under the name "Silicon Valley East" and VISUAL NETWORKS, INC., a Delaware corporation ("Borrower").

                                   RECITALS.

         A. Borrower and Bank have entered into that certain Loan and Security Agreement dated April 5, 1996 (the "Original Loan Agreement"), pursuant to which Bank has agreed to establish a revolving credit facility (as the same by be increased from time to time, the "Line of Credit") in favor of Borrower in the maximum principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00), which Line of Credit also provided for a sublimit for equipment advances in an amount not to exceed Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in the aggregate (as the same may be increased from time to time, the "Committed Equipment Line"). Borrower and Bank amended the Original Loan Agreement pursuant to the provisions of that certain First Amendment to Loan and Security Agreement dated as of November 4, 1996 (the "First Amendment"), which First Amendment, among other things, increased the Line of Credit from the maximum principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) to the maximum principal amount of Three Million and No/100 Dollars ($3,000,000.00) (the Original Loan Agreement as amended by the First Amendment is hereinafter called the "Loan Agreement").

         B. Borrower has requested that Bank increase the maximum principal amount available under the Line of Credit from Three Million and No/100 Dollars ($3,000,000.00) to Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00), extend the maturity date of the Line of Credit, and modify certain terms and conditions of the Loan Agreement to, among other things, increase the amount of the Committed Equipment Line from Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) to Five Hundred Thousand and No/100 Dollars ($500,000.00) and Bank has agreed on the condition, among others, that this Agreement be executed and delivered by Borrower to Bank.

         C. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Loan Agreement.

         NOW, THEREFORE,   in consideration of the foregoing, and for other
good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree as follows:
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         1.      Recitals.  The parties hereto acknowledge and agree that the above Recitals are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

         2. Definitions. From and after the date hereof, the definitions of "Committed Equipment Line," "Committed Revolving Loan," "Eligible Accounts," Revolving Maturity Date" and the "Revolving Promissory Note" set forth in
Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

                 "Committed Equipment Line" means the maximum aggregate amount not to exceed Five Hundred Thousand and No/100 Dollars ($5,00,000).

                 "Committed Revolving Line" shall mean the Committed Revolving Line in the maximum principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00).

                 "Eligible Accounts" means those accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon prior notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank Eligible Accounts shall not include the following:

                      (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

                      (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

                      (c) Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

                      (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                      (e) Accounts with respect to which the account debtor is an Affiliate (other than by virtue of being directly or indirectly under common ownership or control with Borrower) of Borrower;

                      (f) Accounts with respect to which the account debtor does not have its principal place of business in the United States and Accounts arising from



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                 products shipped to or services provided to branches or
                 offices located in the United States of any account debtor that does not have its principal place of business in the United States;

                      (g) Accounts with respect to which the account debtor is a federal, state, or local government entity or any department, agency, or instrumentality thereof;

                      (h) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

                      (i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, except with respect to Spring, AT&T and MCI, as to which the percentage shall be thirty five percent (35%), to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

                      (j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

                      (k) Accounts the collection of which Bank reasonably determines to be doubtful.

                 "Revolving Maturity Date" means March 6, 1998.

                 "Revolving Promissory Note" means that certain Second Amended and Restated Revolving Promissory Note dated as of February __, 1997 in substantially the form of Exhibit E hereto in the maximum principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) from Borrower in favor of Bank, together with all renewals, amendments, modifications and substitutions therefore.

From and after the date hereof, all references in the Loan Agreement to the "Committed Equipment Line," "Eligible Accounts," "Committed Revolving Loan," "Revolving Maturity Date," and the "Revolving Promissory Note" shall have the meanings set forth herein.

                 From and after the date hereof, the following definitions are added to Section 1.1 of the Loan Agreement:





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                        "Current Liabilities" means, as of any applicable date,
                 all amounts that should, in accordance with GAAP, be included as current liabilities on the balance sheet of Borrower, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower to a date more than one year from the date of determination, but excluding Subordinated Debt and deferred revenues.

                        "Quick Assets" means, as of any applicable date, the
                 cash, cash equivalents, accounts receivable and investments with maturities of fewer than ninety (90) days of Borrower all determined in accordance with GAAP.

Except as previously modified and as modified hereby, Section 1.1 of the Loan Agreement shall remain unchanged.

                 3. Advances. Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                     2.1 Advances. Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate amount not to exceed the Committed Revolving Line or the Borrowing Base, whichever is less, minus
                 (ii) the outstanding amount of all Equipment Advances. For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to seventy five percent (75%) of Eligible Accounts. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and re borrowed at any time during the term of this Agreement.

                     On the Closing Date, Borrower shall execute and deliver to
                 Bank the Revolving Promissory Note.

                     Whenever Borrower desires an Advance, Borrower will notify
                 Bank by facsimile transmission or telephone no later than 3:00 p.m. Washington, D.C. time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will





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                 credit the amount of Advances made under this Section 2.1 to
                 Borrower's deposit account.

                     The Committed Revolving Line shall terminate on the
                 Revolving Maturity Date, at which time all Advances under this
                 Section 2.1 and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable.

                 From and after the date hereof, all references in the Loan Agreement to the "Borrowing Base" shall have the meaning set forth herein.

                 4. Equipment Advances. Section 2.2(a), (b) and (c) of the Loan Agreement are hereby amended and restated in its entirety to read as follows:

                        (a) At any time from the date hereof through December 31, 1997 (the "Equipment Availability End Date"), Borrower may from time to time request advances (each and "Equipment Advance" and collectively, the "Equipment Advances") from Bank in an aggregate amount not to exceed the Committed Equipment Line. Amounts borrowed pursuant to this Section 2.2 may not be re advanced.

                        (b) Equipment Advances shall be made in one of two tranches. All Equipment Advances made prior to June 30, 1997 (the "Tranche One End Date") shall be evidenced by an Equipment Term Note (as amended from time to time, "Equipment Term Note No. 1") to be executed and delivered by Borrower to Bank in the form of Exhibit F attached hereto. All Equipment Advances made prior to the Tranche One end Date shall be governed by and repaid in accordance with the terms of Equipment Term Note No. 1. All Equipment Advances made after the Tranche One End Date, but prior to the Equipment Availability End Date shall be evidenced by an Equipment Term Note (as amended from time to time, "Equipment Term Note No. 2") to be executed by Borrower and delivered to Bank at the time of the first Equipment Advance after the Tranche One End Date in the form of Exhibit G attached hereto. All Equipment Advances made after the Tranche One End Date shall be governed by and repaid in accordance with the terms of the Equipment Term Note No. 2.

                        (c) Borrower shall deliver to Bank at the time of each Equipment Advance an invoice for the equipment to be purchased or for any equipment previously purchased by Borrower for which a borrowing under this Agreement is permitted and has not been made. With respect to advances on Equipment Term Note No. 1, Bank will only finance equipment purchased on or after December 31, 1996. With respect to advances on Equipment Term Note No. 2, Bank will only finance Equipment purchased after June 30, 1997 and on or before the Equipment Availability End Date. The Equipment Advances shall be used by Borrower only to purchase equipment and shall not exceed one hundred percent (100%) of the invoice amount of such equipment approved from time to time by





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                 Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. At no time shall Bank make any Equipment Advances if after giving effect to such request the aggregate account then outstanding would exceed the Committed Revolving Line or the Borrowing Base, whichever is less.

                 6. Events of Default. In Addition to the Events of Default set forth in the Loan Agreement, the fault of the Borrower to perform under this Agreement shall constitute an Event of Default thereunder.From and after the date hereof, all references in the Loan Agreement to the "Equipment

                 7. Exhibits. From and after the effective date of this Agreement Exhibits C, D, E, F and G to the Loan Agreement are replaced in their entirety with Exhibits C, D, E, F and G attached hereto. Borrower shall execute and deliver to Bank on the date hereof that certain Second Amended and Restated Revolving Promissory Note in the form of Exhibit E attached hereto and incorporated herein by reference (the "Replacement Line of Credit Note") in substitution for and not satisfaction of, the issued and outstanding Line of Credit Note, and the Replacemetn Line of Credit Note shall be the "Line of Credit" for all purposes of the Loan Documents. In addition, Borrower shall execute and deliver to Bank on the date hereof that certain Replacement Equipment Term Note 1 of 2 in the form of Exhibit F attached hereto and incorporated herein by reference (the "Replacement Equipment Term Note No.1") in substitution for and not satisfaction of, the issued and outstanding Equipment Term Note No. 1 of 2, and the Replacement Equipment Term Note No. 1, shall be the "Equipment Term Note No. 1" for all purposes of the Loan Documents. Neither the Replacement Line of Credit Note nor the Replacement Equipment Term Note No. 1 shall operate as a novation of any of the Obligations or nullify, discharge, or release any such obligation or the continuing contractual relationship of Borrower in accordance with the provisions of the Loan Documents.Availability End Date" shall have the meaning set forth herein.

                        8. Conditions Precedent. This Agreement shall become effective on the date Bank receives the following documents, each of which shall be satisfactory in form and substance to Bank.

                                  (a)      The Replacement Line of Credit Note:

                                  (b)      The Replacement Equipment Term Note
                 No. 1;

                                  (c)      Proof that Borrower has paid costs
                 and expenses to Bank in connection with this Agreement, including but not limited to Bank's reasonable attorneys fees, and

                                  (d) Such other information, instruments, opinions, documents, certificates and reports as Bank may deem necessary.

                        9.        Representations.   Borrower hereby confirms
                 that the covenants set forth in Section 5 of the Loan Agreement as hereby amended, are true and correct as of the date





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                 hereof, and that no Event of Default has occurred or is
                 continuing immediately prior to or upon the execution of this Agreement.

                        10. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

                        11. Loan Documents Governing Law, Etc. This Agreement is one of the Loan Documents defined in the Loan Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

                        12. Acknowledgments. Borrower hereby confirms to Bank the enforceability and validity of each of the Loan Documents. In addition, Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of Borrower under the terms of any of the Loan Documents, except as otherwise specifically set forth in this Agreement. Borrower issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Documents.

                        13. Modifications. This Agreement may be not be supplemented, changed, waived discharge, terminated, modified or amended, except by written instrument executed by the parties.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed as of the date first above written.

                          VISUAL NETWORKS, INC.

                          By: s/ Scott Stouffer
                              -------------------------
                                  Name: Scott Stouffer
                                  Title: President and CEO

                          SILICON VALLEY BANK, doing business as
                          SILICON VALLEY EAST

                          By: s/ Frank Tower
                              -------------------------
                                  Frank Tower
                                  Vice President

                          SILICON VALLEY BANK

                          By:
                              ---------------------------
                                  Name:
                                  Title:
                                  (Signed in Santa Clara County, California)





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